Exhibit 10.9

                                                 AS AMENDED THROUGH
                                                 JUNE 15, 1995


                    CARRINGTON LABORATORIES, INC.
                    EMPLOYEE STOCK PURCHASE PLAN



       Section 1. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by providing a method by which eligible employees may use voluntary payroll deductions to purchase shares of Common Stock at a discount, thereby affording them the opportunity to invest in the Company at a preferential price, and to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code and shall be construed accordingly.

       Section 2. Definitions. As used herein the following terms have the following meanings:

            (a) "Affiliate" means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code and that has been designated by the Committee as an Affiliate for purposes of the Plan.

            (b) "Board of Directors" means the Board of Directors of the Company.

            (c) "Code" means the United States Internal Revenue Code of 1986, as from time to time amended.

            (d)   "Committee" means the Committee described in Section  4
       hereof.

            (e) "Common Stock" means the $.01 par value Common Stock of the Company.

            (f)   "Company" means Carrington Laboratories, Inc.
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            (g)   "Compensation" means  (i) with  respect to  a  salaried
       employee, the basic annual salary of such employee as of the first day of the Plan Year (except with respect to a salaried employee whose participation in the Plan begins on an Enrollment Date other than January 1, in which case, for the Plan Year in which such participation begins, "Compensation" means that portion of the basic annual salary of such employee, as of the Enrollment Date on which such participation begins, that is payable for the period from such Enrollment Date through the remainder of that Plan
       Year), and shall  not include bonuses,  overtime pay,  allowances,
       commissions,  deferred   compensation   payments  or   any   other
       extraordinary compensation, and (ii) with respect to an hourly compensated employee, the straight-time hourly rate of pay of such employee as of the first day of the Plan Year, multiplied by 2,080 (except with respect to an hourly compensated employee whose participation in the Plan begins on April 1, July 1 or October 1, in which case, for the Plan Year in which such participation begins, "Compensation" means the straight-time hourly rate of pay of such employee as of such April 1, July 1 or October 1, multiplied by 1,560, 1,040 or 520, respectively), and shall not include bonuses, overtime pay, premium pay or other irregular payments. The Compensation of an employee who does not receive salary or wages computed in United States dollars shall be determined by converting such salary or wages into United States dollars in accordance with the Compensation Exchange Rate.

            (h) "Compensation Exchange Rate" means the New York foreign currency exchange rate as reported in The Wall Street Journal for the last business day in December immediately preceding the first day of the Plan Year.

            (i) "Eligible Employee" means any employee of the Company or an Affiliate who is eligible to participate in the Plan pursuant to Section 5 hereof.

            (j) "Enrollment Date" means any January 1, April 1, July 1 or October 1 of any Plan Year.

            (k) "Fair Market Value" means the closing sale price on the date in question (or, if there was no reported sale on such date, on the last preceding day on which any reported sale occurred) of the Common Stock on the Nasdaq National Market or any national stock exchange or other stock market on which the Common Stock may from time to time be traded.

            (l) "Option" means any option to purchase shares of Common Stock granted by the Committee pursuant to the provisions of the Plan.

            (m) "Participant" means an Eligible Employee who elects to participate in the Plan pursuant to Section 6 hereof.

            (n)   "Plan"  means   this  Carrington   Laboratories,   Inc.
       Employee Stock Purchase Plan.

            (o) "Plan Year" means each period beginning on January 1 and ending on the following December 31, commencing January 1, 1993.
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       Section 3. Number of  Shares.  The aggregate  number of shares  of
  Common Stock issued pursuant to Options granted under the Plan shall not exceed a total of 500,000 shares. The maximum number of shares of Common Stock available for sale under the Plan is subject to adjustment
  as provided  in Section  14.   The Common  Stock to  be delivered  upon
  exercise of Options may consist of authorized but unissued shares of Common Stock or shares of Common Stock previously issued and reacquired by the Company.

       Section 4. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of three or more employees of the Company. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors.
   The Board of Directors shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan by the Committee:

            (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (or action unanimously approved in writing) shall constitute action by the Committee.

            (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

            (c) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to it and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

            (d) No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

       Section 5. Eligible Employees. Each employee of the Company or an Affiliate shall be eligible to participate in the Plan; provided, however, that:

            (a) An employee shall not be granted an Option if such employee would, immediately after grant of the Option, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Section 424(e) and (f) of the Code). For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under any outstanding options shall be treated as stock owned by the employee; and

            (b) No employee shall be granted an Option under the Plan which would permit such employee's rights to purchase shares of stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations (within the meaning of Section 424(e) and (f) of the Code) to accrue (within the meaning of Section 423(b)(8) of the Code) at a rate which exceeds U.S. $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time.

  For purposes of this Section 5, the term "employee" shall not include an employee whose customary employment is 20 hours or less per week or is for not more than five months in any calendar year.

       Section 6. Method of Participation. Each person who will be an Eligible Employee on any Enrollment Date may elect to participate in the Plan by executing and delivering to the Company, on or before such Enrollment Date, a payroll deduction authorization form as provided in this Section. Such Eligible Employee shall thereby become a Participant on such Enrollment Date and shall remain a Participant until such Eligible Employee's participation is terminated as provided in Section 11 or 12 hereof; provided, however, that if the Company does not receive such payroll deduction authorization form in time to implement the authorized withholding for the payroll period that includes such Enrollment Date, no withholding shall be made on behalf of such Participant pursuant to this Plan until the next succeeding payroll period.

            The  payroll  deduction  authorization  form  executed  by  a
  Participant shall request withholding, by means of substantially equal payroll deductions over the Plan Year, of an amount which shall be not more than 10% nor less than 1% of such Participant's Compensation for the Plan Year. A Participant may change the withholding rate of his or her payroll deduction authorization within such limits by delivering a new payroll deduction authorization form to the Company; provided, however, that a change pursuant to this sentence may be made by each Participant no more than three times in respect of any Plan Year; and provided further, that if the Company does not receive such new payroll deduction authorization form in time to implement the change for the payroll period during which it receives such form, the change authorized thereby shall not be made until the next succeeding payroll period. All amounts withheld in accordance with a Participant's payroll deduction authorization shall be credited to a withholding account for such Participant. No interest shall be payable on withholding accounts.

       Section 7. Grant of Options. Each Participant shall be granted an Option on the first day of each Plan Year to purchase shares of Common Stock; provided, however, that a Participant who begins participation on an Enrollment Date other than January 1 in accordance with Section 6 shall be granted an Option on such Enrollment Date and on the first day of each succeeding Plan Year. Each Option shall be exercisable in installments on the last business day of each calendar month during the Plan Year, beginning with the month in which the Option is granted, for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's withholding account on the last business day of the month by (b) the purchase price per share of the Common Stock as determined under Section 8. In no event shall the number of shares with respect to which an Option is granted to a Participant in a Plan Year exceed that number of shares which has an aggregate Fair Market Value (determined on the date of grant) of U.S. $25,000, and the number of shares actually purchased by a Participant in a Plan Year may not exceed this number. The Company shall reduce, on a substantially proportionate basis, the number of shares of Common Stock receivable by each Participant upon exercise of an Option in any month in the event that the total number of shares then available under the Plan is less than the total number of shares with respect to which all Participants exercise Options in such month.

       Section 8. Option Price. The purchase price per share of Common Stock under each installment of each Option shall equal the lesser of
  (a) 85% of the Fair Market Value per share of Common Stock on the date of grant of the Option or (b) 85% of the Fair Market Value per share of Common Stock on the date on which the installment is exercised.

       Section 9. Exercise of Options. An employee who is a Participant in the Plan on the last business day of a month shall be deemed automatically to have exercised the current installment of the Option granted to him or her for that Plan Year. Upon such exercise, the Company shall apply the entire balance of the Participant's withholding account to the purchase of the maximum number of whole shares of Common Stock as determined under Section 7. For purposes of this Section 9, the balance in the withholding account of a Participant whose salary or wages are not computed in United States dollars shall be converted into United States dollars in accordance with the New York foreign currency exchange rate as reported in The Wall Street Journal for the last business day of the month. Shares of Common Stock purchased for a Participant under the Plan shall be held in custody for the account of such Participant as provided in the following paragraph unless he or she has requested, by written notice to the Company at any time, with respect to any installment of an Option or with respect to all installments, that certificates representing shares purchased for his or her account under the Plan not be held in custody. The Company shall issue and deliver to the Participant certificates representing shares for which such a request has been made as soon as practicable after such shares are purchased, subject to the limitations set forth in the following sentence of this Section 9. Certificates representing shares for which such a request has not previously been made and which are being held in custody shall be issued and delivered to the Participant as soon as practicable after the end of the month in which the Participant makes a written request to the Company therefor; provided, however, that the obligation of the Company to deliver shares of Common Stock shall be postponed for such period of time as may be necessary to register or qualify the purchased shares under the

  Securities Act of 1933 and any applicable foreign or state securities law; and, provided further, that the Participant shall not be entitled to receive a certificate representing the shares in his or her account under the Plan, other than at the end of a Plan Year or upon withdrawal from the Plan pursuant to Section 11 or 12, unless there are ten or more shares in such account.

            The Company shall issue or cause to be issued one or more global certificates (collectively, the "Global Certificate"), in the name of an officer or officers of Company designated from time to time by the Committee to serve as Custodian for Participants in the Plan, representing all shares purchased for Participants under the Plan that the Company has not been requested to deliver to the Participants. The Company shall maintain complete and accurate records indicating the number of shares purchased for each Participant under the Plan for which certificates have not been issued and delivered to such Participant, and the Company shall, no less frequently than quarterly, deliver reports to such Participants indicating such number of shares and containing such other information as the Company may deem necessary or advisable. A Participant shall possess all of the rights and privileges of a stockholder of the Company with respect to Common Stock purchased under the Plan upon the issuance to or for the benefit of the Participant of a certificate or certificates (including the Global Certificate) representing such shares. The Company shall deliver or cause to be delivered to each Participant for whom shares of Common Stock have been purchased under the Plan and are represented by the Global Certificate all dividends and distributions in respect of such shares and all notices, proxy statements and other communications to the Company's shareholders in accordance with applicable law and the rules and regulations of the Securities and Exchange Commission.

            No fractional shares shall be issued upon exercise of any installment of an Option. Any balance remaining in a Participant's withholding account following exercise of an installment shall be returned to the Participant, except that any such balance representing a fractional share of Common Stock shall be retained in the withholding account and applied to the purchase of shares in the next month. The cash proceeds received by the Company upon exercise of an Option shall constitute general funds of the Company. To the extent any installment of an Option is exercised with respect to less than all of the shares of Common Stock available for purchase under such installment, the unexercised portion of the installment shall expire and become null and void as of the end of the month for which such installment was exercisable. Any unexercised portion of an Option shall expire and become null and void as of the end of the Plan Year in which such Option was granted.

       Section 10. Restrictions on Sale of Stock. Shares of Common Stock purchased under the Plan may not be sold, pledged or otherwise transferred within two years after the date of purchase unless such shares are first offered to the Company for purchase at a price equal to the Fair Market Value of the shares on the date on which the Participant delivers written notice of such offer to the Company. The Company must accept or reject the offer no later than 5:00 p.m., Central Time, on the next business day following its receipt of the written notice from the Participant. If the Company rejects or fails to accept the offer, the Participant shall be free to sell, pledge or transfer the shares covered by such offer; provided, however, that shares of Common Stock purchased under the Plan may not be sold, pledged or otherwise transferred under any circumstances prior to the approval of the Plan by the Company's shareholders in accordance with
  Section 17. Certificates representing shares of Common Stock issued under the Plan shall contain a restrictive legend describing or referring to the restrictions imposed by this Section 10, in accordance with applicable law, until such restrictions have terminated with respect to the shares represented by such certificates.

       Section 11. Cancellation of Option and Withdrawal From the Plan. A Participant who holds an Option under the Plan may at any time prior to exercise of the final installment thereof pursuant to Section 9 cancel the remaining unexercised portion of such Option by written notice delivered to the Company. Upon such cancellation, the balance in the Participant's withholding account and any shares being held in custody shall be returned to such Participant and he or she shall cease to be a Participant. Partial cancellation shall not be permitted.

            A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company and shall thereby cease to be a Participant as of such date. Partial termination of a payroll deduction authorization shall not be permitted, except to the extent expressly permitted by Section 6 of this Plan. Any Participant who voluntarily terminates his or her payroll deduction authorization prior to the last business day of a month shall be deemed to have cancelled the remaining unexercised portion of his or her Option, including the installment that would have been exercisable on the last business day of such month.

            A Participant who  withdraws from the  Plan pursuant to  this
  Section 11 may re-enroll as of any subsequent Enrollment Date on which he or she is an Eligible Employee in accordance with the procedure set forth in Section 6 of this Plan; provided, however, that a Participant shall not be permitted to re-enroll in the Plan until an Enrollment Date that is at least six months after the date of his or her withdrawal.

       Section 12. Termination of Employment. Upon the termination of a Participant's employment with the Company or an Affiliate for any reason, such person shall cease to be a Participant, the unexercised portion of any Option held by such Participant under the Plan shall be deemed cancelled, the balance of such Participant's withholding account and any shares being held in custody shall be returned to such Participant (or, in the event of the Participant's death, to the executor or administrator of his or her estate) and he or she shall have no further rights under the Plan.

            All Participants shall have the same rights and privileges under the Plan. Notwithstanding the foregoing, nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate or in any way interfere with the right of the Company or an Affiliate to terminate the employment of the Participant at any time, with or without cause. Transfers of employment among the Company and its Affiliates and approved leaves of absence not exceeding 90 days shall not be considered terminations of employment for purposes of this Plan.

       Section 13.  Transferability.   An Option  granted under the  Plan
  shall not be transferable by the Participant and shall be exercisable only by the Participant.

       Section 14. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or declare a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be increased or decreased proportionately, and the Fair Market Value per share of Common Stock as of the date of grant of all outstanding Options shall be adjusted, for purposes of making the determination required by Section 8 of this Plan, in a manner deemed appropriate by the Board of Directors.

            In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization of the Company, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares that are covered by Options theretofore granted under the Plan or that are otherwise subject to the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

       Section 15. Amendment and Termination of the Plan. Subject to the right of the Board of Directors to terminate the Plan prior thereto, the Plan shall terminate when all or substantially all of the Common Stock reserved for purposes of the Plan has been purchased. No Options may be granted after termination of the Plan. The Board of Directors may alter or amend the Plan but may not without the approval of the shareholders of the Company and of any regulatory authorities having jurisdiction make any alteration or amendment thereof which operates (a) to increase the total number of shares of Common Stock which may be issued under the Plan (other than as provided in Section
  14), (b) to modify the criteria for determining the employees (or class of employees) eligible to receive Options under the Plan or (c) to materially increase benefits accruing under the Plan to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

            No termination or amendment of the Plan shall adversely affect the rights of a Participant under an outstanding Option, except with the consent of such Participant.

       Section 16. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

       Section 17. Effective Date of the Plan. The Plan shall become effective, as of the date of its adoption by the Board of Directors, if it is duly approved at the 1993 annual meeting of stockholders of the Company. The affirmative vote of the holders of at least a majority of the shares of stock of the Company present and voting on the approval of the Plan at the meeting, provided that the total number of shares voting for the proposal represents more than 50% of the total number of shares of stock entitled to vote at such annual meeting, shall be required to approve the Plan. If the Plan is not so approved, the Plan shall terminate, the unexercised portions of all Options granted hereunder shall be null and void and all shares of Common Stock theretofore issued upon the exercise of Options under the Plan shall be deemed cancelled. Certificates representing shares issued to Participants prior to shareholder approval of the Plan shall bear appropriate legends indicating that the shares have been issued contingent upon shareholder approval and are cancellable in the event such approval is not obtained. Upon such cancellation, Participants shall promptly deliver to the Company all certificates representing cancelled shares and the Company shall promptly return to the Participants, without interest, all funds obtained from such Participants through payroll deductions and used for the purchase of such shares.

       Section 18. Rule 16b-3 Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors adopted under the Exchange Act, some of which conditions are not set forth herein. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.